As filed with the Securities and Exchange Commission on March 16, 1998


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  September 30, 1997
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                     33-79012                 36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)

                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits


                         Index to Financial Statements
                                                                     Page

Pro Forma Balance Sheet (unaudited) at December 31, 1997............ F- 1

Notes to Pro Forma Balance Sheet (unaudited) at December 31, 1997... F- 3

Pro Forma Statement of Operations (unaudited) of the Company for the year ended December 31, 1997.............................. F- 5

Notes to Pro Forma Statement of Operations (unaudited) for
  the year ended December 31, 1997.................................. F- 7

Independent Auditors' Report........................................ F-14

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1996 of Terramere Plaza........... F-15

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1996 of Terramere Plaza.. F-16

Independent Auditors' Report........................................ F-18

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1996 of Wilson Plaza.............. F-19

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1996 of Wilson Plaza..... F-20

Independent Auditors' Report........................................ F-22

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1996 of Iroquois Center........... F-23

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1996 of Iroquois Center.. F-24

Independent Auditors' Report........................................ F-26

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1996 of Fashion Square............ F-27

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1996 of Fashion Square... F-28

Independent Auditors' Report........................................ F-30

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1996 of Naper West................ F-31

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1996 of Naper West....... F-32

                         Index to Financial Statements
                                  (continued)


Independent Auditors' Report........................................ F-34

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1997 of Woodfield Plaza........... F-35

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1997 of Woodfield Plaza.. F-36

Independent Auditors' Report........................................ F-38

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1997 of Lake Park Plaza........... F-39

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1997 of Lake Park Plaza.. F-40

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:    March 16, 1998

                        Inland Real Estate Corporation
                            Pro Forma Balance Sheet
                               December 31, 1997
                                  (unaudited)


The following unaudited Pro Forma Balance Sheet of the Company is presented to give effect to the acquisitions of the properties indicated in Note B of the Notes to the Pro Forma Balance Sheet as though these transactions occurred December 31, 1997. This unaudited Pro Forma Balance Sheet should be read in conjunction with the December 31, 1997 Financial Statements and the notes thereto as files on Form 10-K.

This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 1997, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                            Pro Forma Balance Sheet
                               December 31, 1997
                                  (unaudited)


                                                            December 31,
                               December 31,                    1997
                                   1997        Pro Forma     Pro Forma
                               Historical(A) Adjustments(B) Balance Sheet
                               ------------- ------------- --------------
Assets
------
Net investment in
  properties.................. $270,645,355    37,775,000   308,420,355
Cash and cash equivalents.....   51,145,587          -       51,145,587
Restricted cash...............    2,073,799          -        2,073,799
Accounts and rents
  receivable..................    4,926,643       690,735     5,617,378
Other assets..................    4,798,747          -        4,798,747
                               ------------- ------------- -------------
Total assets.................. $333,590,131    38,465,735   372,055,866
                               ============= ============= =============

Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and accrued
  expenses.................... $  1,193,874          -        1,193,874
Accrued real estate taxes.....    7,031,732       703,315     7,735,047
Distributions payable (C).....    1,777,113          -        1,777,113
Security deposits.............      754,359         9,956       764,315
Mortgages payable.............  106,589,710          -      106,589,710
Unearned income...............      495,535          -          495,535
Other liabilities.............      493,116          -          493,116
Due to Affiliates.............      377,825          -          377,825
                               ------------- ------------- -------------
Total liabilities.............  118,673,264       713,271   119,386,535
                               ------------- ------------- -------------
Common Stock (D)..............      249,470        43,899       293,369
Additional paid in capital
  (net of Offering costs) (D).  220,640,608    37,708,565   258,349,173
Accumulated distributions in
  excess of net income........   (5,973,211)         -       (5,973,211)
                               ------------- ------------- -------------
Total Stockholders' equity....  214,916,867    37,752,464   252,669,331
                               ------------- ------------- -------------
Total liabilities and
  Stockholders' equity........ $333,590,131    38,465,735   372,055,866
                               ============= ============= =============





              See accompanying notes to pro forma balance sheet.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1997
                                  (unaudited)

(A) The December 31, 1997 Historical column represents the historical balance sheet as presented in the December 31, 1997 10-K as filed with the SEC.

(B) The following pro forma adjustment relates to the acquisition of the subject properties as though they were acquired on December 31, 1997. The terms are described in the notes that follow.


                                 Pro Forma Adjustments
                        --------------------------------------
                                        West                      Total
                         Woodfield     Chicago     Lake Park    Pro Forma
                           Plaza      Dominick's     Plaza     Adjustments
                        ------------ ------------ ------------ ------------
Assets
------
Net investment in
  properties........... $19,200,000    6,300,000   12,275,000   37,775,000
Accounts and rents
  receivable...........     404,735         -         286,000      690,735
                        ------------ ------------ ------------ ------------
Total assets........... $19,604,735    6,300,000   12,561,000   38,465,735
                        ============ ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................     404,735         -         298,580      703,315
Security deposits......        -            -           9,956        9,956
Mortgage payable.......        -            -            -            -
                        ------------ ------------ ------------ ------------
Total liabilities......     404,735         -         308,536      713,271
                        ------------ ------------ ------------ ------------
Common Stock...........      22,326        7,326       14,247       43,899
Additional paid in capital
  (net of Offering
  Costs)...............  19,177,674    6,292,674   12,238,217   37,708,565
                        ------------ ------------ ------------ ------------
Total Stockholders'
  equity...............  19,200,000    6,300,000   12,252,464   37,752,464
                        ------------ ------------ ------------ ------------
Total liabilities and
  Stockholders' equity.  19,604,735    6,300,000   12,561,000   38,465,735
                        ============ ============ ============ ============

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1997
                                  (unaudited)

    Acquisition of Properties:

    On  January  2,  1998,  the   Company  acquired  Woodfield  Plaza  from  an
    unaffiliated third party for the purchase price of $19,200,000 on an all cash basis, funded from cash and cash equivalents.

    On January 22, 1998, the Company acquired West Chicago Dominick's from an unaffiliated third party for the purchase price of approximately $6,300,000 on an all cash basis, funded from cash and cash equivalents.

    On February  10,  1998,  the  Company  acquired  Lake  Park  Plaza  from an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $12,275,000 on an all cash basis, funded from cash and cash equivalents.


(C) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(D) Additional Offering Proceeds of $43,899,000, net of additional Offering costs of $6,146,536 are reflected as received as of December 31, 1997, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of the properties indicated in Note B and Note C of the Notes to the Pro Forma Statement of Operations as though they occurred the earlier of January 1, 1997 or the date operations commenced. This unaudited Pro Forma Statement of Operations should be read in conjunction with the December 31, 1997 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1997, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                 (unaudited)


                                  Pro Forma
                                 Adjustments
                                 -----------

                       1997          1997           1998
                    Historical   Acquisitions  Acquisitions      1997
                       (A)            (B)           (C)       Pro Forma
                   ------------  ------------  ------------  -----------

Rental income..... $21,112,365     9,903,951     4,079,715    35,096,031
Additional rental
  income..........   6,592,983     3,622,583     1,227,234    11,442,800
Interest
  income(D).......   1,615,520          -             -        1,615,520
Other income......     100,717          -             -          100,717
                   ------------  ------------  ------------  ------------
  Total income....  29,421,585    13,526,534     5,306,949    48,255,068
                   ------------  ------------  ------------  ------------
Professional services
  and general and
  administrative
  fees............     482,954          -             -          482,954
Advisor asset
  management fee.(G)   843,000     1,832,719       377,750     3,053,469
Property operating
  expenses........   8,863,024     4,476,786     1,360,069    14,699,879
Interest expense..   5,654,564     1,338,640          -        6,993,204
Depreciation (E)..   4,556,445     2,371,640       860,500     7,788,585
Amortization......     124,884          -             -          124,884
Acquisition costs
  expensed........     249,493          -             -          249,493
                   ------------  ------------  ------------  ------------
Total expenses....  20,774,364    10,019,785     2,598,319    33,392,468
                   ------------  ------------  ------------  ------------
  Net income...... $ 8,647,221     3,506,749     2,708,630    14,862,600
                   ============  ============  ============  ============

Weighted average
  common stock shares
  outstanding (F).  15,225,983                                19,615,883
                   ============                              ============

Net income per weighted
  average common stock
  outstanding (F). $       .57                                       .76
                   ============                              ============


            See accompanying notes to pro forma statement of operations.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


(A) The  1997  Historical  column   represents   the  historical  statement  of
    operations of the Company for the year ended December 31, 1997, as filed with the SEC on Form 10-K.

(B) Total pro forma adjustments for the year ended December 31, 1997 are as though the 1997 acquisitions of the following properties occurred the earlier of January 1, 1997 or the date operations commenced (May 13, 1997 for the Glendale Heights Dominicks). All properties were purchased on an all cash basis except for Maple Park, Aurora Commons, Lincoln Park Place and Rivertree Court. Pro forma adjustments for interest expense on these properties were based on the following terms.

    Maple Park Shopping Center

    The Company funded the purchase using (i) the proceeds of a short-term loan maturing April 7, 1997 in the amount of $8 million from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Short-Term Loan bears interest at a rate of 9.0% per annum and requires a loan fee of 1/4%.

    Aurora Commons Shopping Center

    As part of the acquisition of Aurora Commons Shopping Center, the Company assumed the existing mortgage loan, maturing December 31, 2001, with the balance funded with cash and cash equivalents. The loan bears interest at a rate of 9% per annum with monthly payments of principal and interest on the first day of each month.

    Lincoln Park Place Shopping Center

    The Company funded the purchase of Lincoln Park Place Shopping Center using the proceeds of a short-term loan maturing February 7, 1997 in the amount of $2,016,110 from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"). The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


    Rivertree Court

    As part of the acquisition of Rivertree Court, the Company assumed the existing first mortgage loan, maturing January 1, 1999, with a balance of $15,700,000. The loan requires interest only monthly payments at a rate of 10.03% per annum.

    Fashion Square

    As part of the acquisition of Fashion Square, the Company assumed the existing bond financing, in the remaining principal balance of $6,200,000. Monthly interest only payments are due on the financing through December 1, 2014 maturity date. The interest rate changes weekly and is currently 4.1%. The bond financing is secured by a Letter of Credit issued by LaSalle National Bank, who receives an annual fee of 1.25% of the outstanding principal balance.

                                            Inland Real Estate Corporation
                                      Notes to Pro Forma Statement of Operations
                                                      (continued)
                                         For the year ended December 31, 1997
                                                      (unaudited)

(B) Total pro forma adjustments for 1997 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.
                                                          Niles
                    Maple Park    Aurora     Lincoln    Shopping     Cobblers    Mallard      Calumet     Ameritech
                      Place       Commons   Park Place   Center        Mall        Mall        Square     Outlot
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Rental income.....     39,736      82,740      14,159      98,780     341,053      356,037     130,663       36,768
Additional rental
  income..........      8,168      26,594       5,714      39,507     189,843      138,412     146,565        8,091
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Total income......     47,904     109,334      19,873     138,287     530,896      494,449     277,228       44,859
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Advisor asset
  management fee..       -           -           -           -           -            -           -            -
Property operating
  expenses........     10,039      30,055       6,352      43,952     205,189      161,720     152,445        9,746
Interest expense..       -           -           -           -           -            -           -            -
Depreciation......       -           -           -           -           -            -           -            -
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Total expenses....     10,039      30,055       6,352      43,952     205,189      161,720     152,445        9,746
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Net income (loss).     37,865      79,279      13,521      94,335     325,707      332,729     124,783       35,113
                   =========== =========== =========== =========== =========== ============ ===========  ===========

                                            Highland                                          Glendale
                    Schaumburg   Sequoia      Park        River     Rivertree   Shorecrest     Heights
                    Dominicks     Plaza     Dominicks     Square      Court        Plaza      Dominicks  Party City
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Rental income.....    269,510     182,563     405,156     358,182   1,923,392      311,714      303,692     166,666
Additional rental
  income..........       -         67,441        -        157,773     588,600      128,728         -         33,000
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total income......    269,510     250,004     405,156     515,955   2,511,992      440,442      303,692     199,666
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Advisor asset
  management fee..       -           -           -           -           -            -            -           -
Property operating
  expenses........      5,390      78,364       8,103     166,076     732,510      154,027        7,592      39,000
Interest expense..       -           -           -           -           -            -            -           -
Depreciation......       -           -           -           -           -            -            -           -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total expenses....      5,390      78,364       8,103     166,076     732,510      154,027        7,592      39,000
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Net income (loss).    264,120     171,640     397,053     349,879   1,779,482      286,415      296,099     160,666
                   =========== =========== =========== =========== =========== ============ ============ ===========

                                                                        F-9


                                      F-9


                                            Inland Real Estate Corporation
                                      Notes to Pro Forma Statement of Operations
                                                      (continued)
                                         For the year ended December 31, 1997
                                                      (unaudited)

(B) Total pro forma adjustments for 1997 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.
                     Roselle                 Wilson     Terramere    Iroquois     Fashion    Naper West
                      Eagle    Countryside    Plaza       Plaza       Center       Square       Plaza
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Rental income.....    307,980     256,000     136,100     419,563   1,376,053     808,935     1,578,508
Additional rental
  income..........     77,500        -         50,500     376,745     446,667     543,963       588,773
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total income......    385,480     256,000     186,600     793,309   1,822,720   1,352,897     2,167,281
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Advisor asset
  management fee..       -           -           -           -           -           -             -
Property operating
  expenses........    100,000      87,000      61,100     406,416     551,333     741,680       718,696
Interest expense..       -           -           -           -           -           -             -
Depreciation......       -           -           -           -           -           -             -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total expenses....    100,000      87,000      61,100     406,416     551,333     741,680       718,696
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Net income (loss).    285,480     169,000     125,500     389,892   1,271,387     611,217     1,448,585
                   =========== =========== =========== =========== =========== ============ ============
                                  Total
                                  1997
                    Pro Forma  Acquisitions
                   Adjustments  Pro Forma
                   ----------- -------------
Rental income.....       -       9,903,951
Additional rental
  income..........       -       3,622,583
                   ----------- ------------
Total income......       -      13,526,534
                   ----------- ------------
Advisor asset
  management fee..  1,832,719    1,832,719
Property operating
  expenses........       -       4,476,786
Interest expense..  1,338,640    1,338,640
Depreciation......  2,371,640    2,371,640
                   ----------- ------------
Total expenses....  5,542,999   10,019,785
                   ----------- ------------
Net income (loss). (5,542,999)   3,506,749
                   =========== ============

                                                                       F-10

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)

(C) Total pro forma adjustments for 1998 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.



                                  West                  Total 1998
                    Woodfield    Chicago    Lake Park  Acquisitions
                      Plaza     Dominick's    Plaza      Pro Forma
                   ----------- ----------- ----------- -------------
Rental income.....   2,235,315    628,320   1,216,080     4,079,715
Additional rental
  income..........     755,071       -        472,163     1,227,234
                   ----------- ----------- ----------- -------------
Total income......   2,990,386    628,320   1,688,243     5,306,949
                   ----------- ----------- ----------- -------------
Advisor asset
  management fee..     192,000     63,000     122,750       377,750
Property operating
  expenses........     873,792     18,850     467,427     1,360,069
Interest expense..        -          -           -             -
Depreciation......     483,000    157,500     220,000       860,500
                   ----------- ----------- ----------- -------------
Total expenses....   1,548,792    239,350     810,177     2,598,319
                   ----------- ----------- ----------- -------------
Net income (loss).   1,441,594    388,970     878,066     2,708,630
                   =========== =========== =========== =============

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Woodfield Plaza, Schaumburg, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Woodfield Plaza
                               -------------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $2,235,315        -      2,235,315
    Additional rental income..    755,071        -        755,071
                               ----------- ----------- -----------
    Total income..............  2,990,386        -      2,990,386
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -        192,000     192,000
    Property operating
      expenses................    801,632      72,160     873,792
    Interest expense..........       -           -           -
    Depreciation..............       -        483,000     483,000
                               ----------- ----------- -----------
    Total expenses............    801,632     747,160   1,548,792
                               ----------- ----------- -----------
    Net income (loss)......... $2,188,754    (747,160)  1,441,594
                               =========== =========== ===========


    Acquisition of West Chicago Dominick's, West Chicago, Illinois

    This pro forma adjustment reflects the purchase of West Chicago Dominick's as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        West Chicago Dominick's
                               -------------------------------------
                                Year ended
                               December 31, Pro Forma
                                  1997     Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  628,320        -        628,320
    Additional rental income..       -           -           -
                               ----------- ----------- -----------
    Total income..............    628,320       -         628,320
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         63,000      63,000
    Property operating
      expenses................       -         18,850      18,850
    Depreciation..............       -        157,500     157,500
                               ----------- ----------- -----------
    Total expenses............       -        239,350     239,350
                               ----------- ----------- -----------
    Net income (loss)......... $  628,320    (239,350)    388,970
                               =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Lake Park Plaza,

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Lake Park Plaza
                               -----------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $1,216,080        -      1,216,080
    Additional rental income..    472,163        -        472,163
                               ----------- ----------- -----------
    Total income..............  1,688,243        -      1,688,243
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -        122,750     122,750
    Property operating
      expenses................    467,427        -        467,427
    Interest expense..........       -           -           -
    Depreciation..............       -        220,000     220,000
                               ----------- ----------- -----------
    Total expenses............    467,427     342,750     810,177
                               ----------- ----------- -----------
    Net income (loss)......... $1,220,816    (342,750)    878,066
                               =========== =========== ===========



(D) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(E) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(F) The pro forma weighted average common stock shares for the year ended December 31, 1997 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(G) Advisor Asset Management Fees are calculated as 1% of the Average Invested Assets (as defined).

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Terramere Plaza Shopping Center for the year ended December 31, 1996. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. It is not intended to be a complete presentation of Terramere Plaza's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Terramere Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
December 17, 1997

                                Terramere Plaza
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996




Gross income:
  Base rental income.............................. $  509,076
  Operating expense and real estate
    tax recoveries................................    334,503
  Other income....................................      6,175
                                                   -----------
  Total Gross Income..............................    849,754
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    247,803
  Operating expenses..............................     60,964
  Management Fees.................................     32,258
  Utilities.......................................     18,550
  Insurance.......................................      7,511
                                                   -----------
  Total direct operating expenses.................    367,086
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  482,668
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                                Terramere Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


1.  Business

    Terramere Plaza Shopping Center (Terramere Plaza) is located in Arlington Heights, Illinois. It consists of approximately 41,000 square feet of gross leasable area and was 94% leased and occupied at December 31, 1996. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Terramere Plaza from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Terramere Plaza's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Terramere Plaza to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Terramere Plaza leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Terramere Plaza is reimbursed for common area, real estate, and insurance costs.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $335 for the year ended December 31, 1996.

                                Terramere Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1996 are as follows:

                                Year          Amount
                                ----          ------
                                1997        $  462,628
                                1998           423,722
                                1999           225,562
                                2000           141,407
                                2001            96,008
                              Thereafter       131,872
                                            -----------
                                            $1,481,199
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Terramere Plaza. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Terramere Plaza is managed pursuant to the terms of a management agreement for an annual fee of 4% of cash receipts. Subsequent to the sale of Terramere Plaza (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Wilson Plaza Shopping Center for the year ended December 31, 1996. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. It is not intended to be a complete presentation of Wilson Plaza's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Wilson Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
November 13, 1997

                         Wilson Plaza Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996




Gross income:
  Base rental income.............................. $  132,484
  Operating expense and real estate
    tax recoveries................................     50,017
                                                   -----------
  Total Gross Income..............................    182,501
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................     25,090
  Operating expenses..............................     20,012
  Utilities.......................................        329
  Management Fees.................................      4,140
  Insurance.......................................        949
                                                   -----------
  Total direct operating expenses.................     50,520
                                                   -----------
Excess of gross income over
  direct operating expenses....................... $  131,981
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                         Wilson Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


1.  Business

    Wilson Plaza is located in Batavia, Illinois. It consists of approximately 11,000 square feet of gross leasable area and was 100% leased and occupied at December 31, 1996. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Wilson Plaza from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Wilson Plaza's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Wilson Plaza to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Wilson Plaza leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Wilson Plaza is reimbursed for common area, real estate, and insurance costs.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $6,243 for the year ended December 31, 1996.

                         Wilson Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1996 are as follows:

                                Year          Amount
                                ----          ------
                                1997        $ 140,180
                                1998          115,653
                                1999          101,578
                                2000           95,469
                                2001           86,287
                              Thereafter       44,861
                                            ----------
                                            $ 584,028
                                            ==========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Wilson Plaza. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Wilson Plaza is managed pursuant to the terms of a management agreement for an annual fee of 3% of base rents. Subsequent to the sale of Wilson Plaza (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Iroquois Center for the year ended December 31, 1996. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. It is not intended to be a complete presentation of Iroquois Plaza's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Iroquois Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
December 4, 1997

                                Iroquois Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996




Gross income:
  Base rental income.............................. $1,336,054
  Operating expense and real estate
    tax recoveries................................    469,685
  Other income....................................     52,418
                                                   -----------
  Total Gross Income..............................  1,858,157
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    284,117
  Real estate taxes...............................    205,423
  Utilities.......................................     20,327
  Insurance.......................................     15,242
                                                   -----------
  Total direct operating expenses.................    525,109
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $1,333,048
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                                Iroquois Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


1.  Business

    Iroquois Center is located in Naperville, Illinois. It consists of approximately 141,500 square feet of gross leasable area and was 98% leased and occupied at December 31, 1996. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Iroquois Center from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Iroquois Center's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Iroquois Center to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Iroquois Center leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Iroquois Center is reimbursed for common area, real estate, and insurance costs.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $44,760 for the year ended December 31, 1996.

                                Iroquois Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1996 are as follows:

                                Year          Amount
                                ----          ------
                                1997        $ 1,413,081
                                1998          1,285,944
                                1999          1,057,493
                                2000            929,941
                                2001            899,651
                              Thereafter      1,920,263
                                            ------------
                                            $ 7,506,373
                                            ============

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Iroquois Center. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Real estate tax expense is estimated upon bills for 1995. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Iroquois Center is managed pursuant to the terms of a management agreement for an annual fee of 4% of gross revenues (as defined). Subsequent to the sale of Iroquois Center (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Fashion Square Shopping Center for the year ended December 31, 1996. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. It is not intended to be a complete presentation of Fashion Square Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
December 19, 1997

                        Fashion Square Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996




Gross income:
  Base rental income.............................. $  865,075
  Operating expense and real estate
    tax recoveries................................    543,986
  Other income....................................     90,467
                                                   -----------
  Total Gross Income..............................  1,499,528
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    478,356
  Operating expenses..............................    171,650
  Management Fees.................................     37,726
  Utilities.......................................     18,176
  Insurance.......................................     13,590
                                                   -----------
  Total direct operating expenses.................    719,498
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  780,030
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                        Fashion Square Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


1.  Business

    Fashion Square  Shopping  Center  (Fashion  Square)  is  located in Skokie,
    Illinois. It consists of approximately 84,600 square feet of gross leasable area and was 77% leased and occupied at December 31, 1996. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Fashion Square from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Fashion Square's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Fashion Square to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Fashion Square leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Fashion Square is reimbursed for common area, real estate, and insurance costs.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $8,291 for the year ended December 31, 1996.

                        Fashion Square Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1996 are as follows:

                                Year          Amount
                                ----          ------
                                1997        $  893,710
                                1998           796,377
                                1999           578,533
                                2000           384,158
                                2001            57,285
                              Thereafter       374,078
                                            ----------
                                            $3,084,141
                                            ==========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Fashion Square. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Fashion Square is managed pursuant to the terms of a management agreement for an annual fee of 4% of rental income (as defined). Subsequent to the sale of Fashion Square (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Naper West Shopping Center for the year ended December 31, 1996. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. It is not intended to be a complete presentation of Naper West's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Naper West for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
January 6, 1998

                          Naper West Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996




Gross income:
  Base rental income.............................. $1,450,034
  Operating expense and real estate
    tax recoveries................................    553,470
                                                   -----------
  Total Gross Income..............................  2,003,504
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    340,346
  Real estate taxes...............................    281,483
  Utilities.......................................     26,600
  Insurance.......................................     15,730
                                                   -----------
  Total direct operating expenses.................    664,159
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $1,339,345
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                          Naper West Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


1.  Business

    Naper West is located in Naperville, Illinois. It consists of approximately 166,000 square feet of gross leasable area and was 95% leased and occupied at December 31, 1996. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Naper West from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Naper West's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Naper West to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Naper West leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Naper West is reimbursed for common area, real estate, and insurance costs.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $74,690 for the year ended December 31, 1996.

                          Naper West Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1996 are as follows:

                                Year          Amount
                                ----          ------
                                1997        $ 1,364,577
                                1998          1,040,008
                                1999            699,957
                                2000            278,643
                                2001            237,783
                              Thereafter        195,443
                                            ------------
                                            $ 3,816,411
                                            ============

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Naper West. Costs such as mortgage interest, depreciation, amortization, management fees and professional fees are excluded from the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Woodfield Plaza Shopping Center for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. It is not intended to be a complete presentation of Woodfield Plaza's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Woodfield Plaza for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
January 14, 1998

                        Woodfield Plaza Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $2,235,315
  Operating expense and real estate
    tax recoveries................................    746,038
  Other income....................................      9,033
                                                   -----------
  Total Gross Income..............................  2,990,386
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    507,949
  Operating expenses..............................    197,974
  Management Fees.................................     62,400
  Insurance.......................................     20,614
  Utilities.......................................     12,695
                                                   -----------
  Total direct operating expenses.................    801,632
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $2,188,754
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                        Woodfield Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Woodfield Plaza Shopping Center (Woodfield Plaza) is located in Schaumburg, Illinois. It consists of approximately 177,418 square feet of gross leasable area and was 100% leased and occupied at December 31, 1997. Approximately 47% of Woodfield Plaza is leased to one tenant representing approximately 34% of total revenues. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Woodfield Plaza from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Woodfield Plaza's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Woodfield Plaza to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Woodfield Plaza leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Woodfield Plaza is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which the tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $243,743 for the year ended December 31, 1997.

                        Woodfield Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $ 2,046,996
                                1999          1,985,440
                                2000          1,910,654
                                2001          1,875,192
                                2002          1,901,996
                              Thereafter     15,702,281
                                            -----------
                                            $25,442,559
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Woodfield Plaza. Costs such as mortgage interest, depreciation, amortization, estimated real estate taxes and professional fees are excluded from the Historical Summary.

    Real estate tax expense is estimated based upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Woodfield Plaza is managed pursuant to the terms of a management agreement for a fixed annual fee of $62,400. Subsequent to the sale of Woodfield Plaza (note 1), the current management agreement will cease. Any new management agreement affiliated with Seller may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Lake Park Plaza Shopping Center for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Lake Park Plaza Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Lake Park Plaza Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
February 6, 1998

                        Lake Park Plaza Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $1,216,080
  Operating expense and real estate
    tax recoveries................................    465,497
  Other income....................................      6,666
                                                   -----------
  Total Gross Income..............................  1,688,243
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    128,428
  Real estate taxes...............................    298,580
  Utilities.......................................     10,450
  Insurance.......................................     29,969
                                                   -----------
  Total direct operating expenses.................    467,427
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $1,220,816
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                        Lake Park Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Lake Park Plaza Shopping Center (Lake Park Plaza) is located in Michigan City, Indiana. It consists of approximately 229,639 square feet of gross leasable area and was 96% leased and occupied at December 31, 1997. Approximately 50% of Lake Park Plaza is leased to one tenant representing approximately 34% of total revenues. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Lake Park Plaza from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Lake Park Plaza's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Lake Park Plaza to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Lake Park Plaza leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Lake Park Plaza is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $5,991 for the year ended December 31, 1997.

                        Lake Park Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $ 1,236,345
                                1999          1,195,014
                                2000          1,167,037
                                2001          1,059,454
                                2002            992,596
                              Thereafter      6,887,666
                                            -----------
                                            $12,538,112
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Lake Park Plaza. Costs such as mortgage interest, depreciation, amortization and professional fees, and management fees are excluded from the Historical Summary.

    Lake Park Plaza has not received its final real estate tax bill for 1997. Real estate tax expense is estimated based upon bills from 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Lake Park Plaza is managed pursuant to the terms of a verbal management agreement for an annual fee of 4% of gross revenues (as defined). Subsequent to the sale of Lake Park Plaza (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.